Exhibit 99.1

January 28, 2026

For immediate release

California Water Service Group Board of Directors Announces 59th Annual

Dividend Increase and Declares 324th Consecutive Quarterly Dividend

SAN JOSE, Calif., January 28, 2026 —To kick off its Centennial Celebration, California Water Service Group (NYSE:CWT) declared its 324th consecutive quarterly dividend in the amount of $0.3350 per common share, payable on February 20, 2026, to stockholders of record as of the close of business on February 9, 2026. The quarterly dividend increase follows the Board of Directors’ announcement of its intent to increase the annual dividend by 8% or $0.10 per common share to $1.34, compared to the $1.20 annual dividend and $0.04 special dividend paid in 2025.

“One of the many things we’ll be celebrating during our 100th anniversary is the value we’ve delivered to stockholders throughout our history. I’m proud of our strong dividend track record, and I know it’s something that is important to our stockholders,” said Chairman and Chief Executive Officer Martin A. Kropelnicki.

About California Water Service Group

California Water Service Group is the parent company of regulated utilities California Water Service, Hawaii Water Service, New Mexico Water Service, and Washington Water Service, as well as Texas Water Service, a utility holding company. Together, these companies provide regulated and non-regulated water and wastewater service to more than 2.1 million people in California, Hawaii, New Mexico, Washington, and Texas. California Water Service Group’s common stock trades on the New York Stock Exchange under the symbol “CWT.” Additional information is available online at www.calwatergroup.com.

Forward Looking Statements

This news release contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The forward-looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the PSLRA. Forward-looking statements in this news release are based on currently available information, expectations, estimates, assumptions and projections, and our management’s beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions. These statements are not statements of historical fact. When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, could, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts, should, seeks or variations of these words or similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this news release include, but are not limited to, statements describing Group’s expectations regarding the annual dividend, which remains subject to the Board’s approval and declaration of subsequent quarterly dividends during the year. Forward-looking statements are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks. Consequently, actual results or outcomes may vary materially from what is contained in a forward-looking statement. Factors that may cause actual results or outcomes to be different than those expected or anticipated include but are not limited to those described under the section entitled “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K, our subsequent Quarterly Reports on Form 10-Q and our other Securities and Exchange Commission filings. In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

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Contact

James P. Lynch

408-367-8200

Shannon Dean

sdean@calwater.com

408-367-8243